Exhibit 10.2

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”), dated as of June 15, 2007 (the “Effective Date”), is made by Cabela’s Retail IL, Inc., an Illinois corporation (the “New Borrower”), in favor of U.S. Bank National Association, as Agent for the Banks under the Credit Agreement (each as defined below).

RECITALS

A.           Cabela’s Incorporated, a Delaware corporation, Cabela’s Retail, Inc., a Nebraska corporation, Van Dyke Supply Company, Inc., a South Dakota corporation, Cabela’s Ventures, Inc., a Nebraska corporation, Cabela’s Outdoor Adventures, Inc., a Nebraska corporation, Cabela’s Catalog, Inc., a Nebraska corporation, Cabela’s Wholesale, Inc., a Nebraska corporation, Cabela’s Marketing and Brand Management, Inc., a Nebraska corporation, Cabelas.com, Inc., a Nebraska corporation, Wild Wings, LLC, a Minnesota limited liability company, Cabela’s Lodging, LLC, a Nebraska limited liability company, Cabela’s Retail LA, LLC, a Nebraska limited liability company, Cabela’s Trophy Properties, LLC, a Nebraska limited liability company, Original Creations, LLC, a Minnesota limited liability company, Cabela’s Retail TX, L.P., a Nebraska limited partnership, Cabela’s Retail GP, LLC, a Nebraska limited liability company, CRLP, LLC, a Nebraska limited liability company, Legacy Trading Company, a South Dakota corporation, and Cabela’s Retail MO, LLC, a Nebraska limited liability company (individually, an “Existing Borrower” and, collectively, the “Existing Borrowers”), the banks which are signatories hereto (individually, a “Bank” and, collectively, the “Banks”), and U.S. Bank National Association, one of the Banks, as agent for the Banks (in such capacity, the “Agent”), have entered into a Second Amended and Restated Credit Agreement, dated as of July 15, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

B.           The New Borrower desires to become a borrower under the Credit Agreement and the other Loan Documents (as defined therein).

NOW THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations and agreements set forth herein and in the Credit Agreement and the other Loan Documents, and other valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

1.           Capitalized terms used in this Agreement, but not otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.

2.           Without in any manner affecting the Existing Borrowers’ joint and several liability under the Loan Documents, the New Borrower hereby jointly and severally assumes and agrees to perform all of the terms, restrictions, obligations and conditions of a “Borrower” under the Credit Agreement, the Notes and, by execution of this Agreement, is hereby designated a “Borrower” for purposes of, and agrees to be bound by, each and all terms of the Credit Agreement and the Notes.  Without limiting the generality of the forgoing, the New Borrower hereby (a) expressly agrees that it is jointly and severally liable for and assumes all Obligations under the Credit Agreement, the Notes and all other Loan Documents to which any Existing Borrower is a party, and (b) agrees to perform for the Agent’s and the Banks’ benefit and be bound by the terms and covenants of the Credit Agreement, the Notes or all other Loan Document to which any Existing Borrower is a party.

3.           Subject to Section 5 hereof, the Agent confirms that the New Borrower is a “Borrower” under the Credit Agreement and all of the rights and obligations of a Borrower under the Credit Agreement shall inure to and bind, as a joint and several obligor, the New Borrower.

4.           The New Borrower represents to the Agent and the Banks that:

(a)           It is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

(b)           It has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, the Credit Agreement, the Notes and all other Loan Documents and has taken all necessary action required by its form of organization to authorize such execution, delivery and performance.

(c)           This Agreement, the Credit Agreement, the Notes and all other Loan Documents constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)           The execution, delivery and performance of this Agreement, the Credit Agreement and all other Loan Documents will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to it, (ii) violate or contravene any provision of its organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder.  It is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

(e)           No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement, the Credit Agreement, the Notes and all other Loan Documents.

(f)           There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to it, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder and under this Agreement, the Credit Agreement, the Notes and all other Loan Documents.

(g)           It expects to derive benefits from the transactions resulting in the creation of the Obligations.  The Agent and the Banks may rely conclusively on the continuing warranty, hereby made, that the New Borrower continues to be benefited by the Banks’ extension of credit accommodations to the Borrowers and neither the Agent nor the Banks shall have no duty to inquire into or confirm the receipt of any such benefits, and this Agreement, the Credit Agreement, the Notes and all other Loan Documents to which it is a party shall be effective and enforceable by the Agent and the Banks without regard to the receipt, nature or value of any such benefits.

(h)           The representations and warranties contained in Article IV of the Credit Agreement are true and correct, with respect to the New Borrower, as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and after giving effect to this Agreement, there will exist no breach of such representations and warranties.

5.           Effectiveness.  This Agreement shall become effective upon satisfaction by the New Borrower of the conditions set forth in Sections 3.1(a)(ii), 3.1(a)(iii), 3.1(b), 3.1(d), 3.1(e) and 3.1(f) of the Credit Agreement, provided that any such condition to be performed or dated on or as of the Closing Date shall be performed or dated on or as of the Effective Date.

6.           Governing Law and Construction.  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.  Whenever possible, each provision of this Agreement and any other statement, instrument  or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

7.           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

8.           Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

9.           New Borrower Acknowledgements.  The New Borrower hereby acknowledges that (a) it has received from the Borrowers’ Agent true and correct copies of each Loan Document, (b) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, and (c) the New Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the New Borrower by the Banks is for the protection of the Banks and neither the New Borrower nor any third party is entitled to rely thereon.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Cabela’s Retail IL, Inc., an Illinois corporation, New Borrower

By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Secretary and Treasurer

U.S. Bank National Association, as Agent

By:	/s/ James M. Williams
	Name:	James M. Williams
	Title:	Vice President

REAFFIRMATION BY EXISTING BORROWERS

The undersigned, each an Existing Borrower, as defined in the Joinder Agreement (the “Joinder Agreement”), dated as of June 15, 2007, from Cabela’s Retail IL, Inc. in favor of U.S. Bank National Association, as Agent for the Banks under the Credit Agreement (each as defined in the Joinder Agreement), each acknowledges receipt of the Joinder Agreement and acknowledges and affirms that the Credit Agreement, as modified by the Joinder Agreement, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as modified by the Joinder Agreement, shall remain unmodified and in full force and effect.  All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as modified by the Joinder Agreement.

Cabela’s Incorporated
Cabela’s Catalog, Inc.
Cabela’s Retail, Inc.
Cabela’s Outdoor Adventures, Inc.
Cabelas.com, Inc.
Cabela’s Wholesale, Inc.
Cabela’s Ventures, Inc.
Wild Wings, LLC
Cabela’s Lodging, LLC
Legacy Trading Company
Cabela’s Trophy Properties, LLC
Cabela’s Marketing and Brand Management, Inc.
Cabela’s Retail LA, LLC
Original Creations, LLC
Cabela’s Retail GP, LLC
CRLP, LLC
Cabela’s Retail MO, LLC

By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Vice President, CFO, Secretary or Treasurer

Van Dyke Supply Company, Inc.

By:	/s/ Jeff Jung
	Name:	Jeff Jung
	Title:	Secretary and Treasurer

Cabela’s Retail TX, L.P.

By:	Cabela’s Retail GP, LLC
Its:	General Partner

By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Secretary and Treasurer

Back to Form 8-K